EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

by the
Chief Executive Officer and Chief Financial Officer

          In connection with the Quarterly Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-QSB for the quarter ended January 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), Steven White, Chief Executive Officer and Interim Chief Financial Officer, of the Company, hereby certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER

/s/ Steven White

Steven White

March 1, 2006

INTERIM CHIEF FINANCIAL OFFICER

/s/ Steven White

Steven White
March 1, 2006